UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2012

LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2012, LNB Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders, where the Company’s shareholders approved the amendment and restatement of the LNB Bancorp, Inc. 2006 Stock Incentive Plan (the “Plan”). The amendment and restatement of the Plan, which was approved, subject to shareholder approval, and recommended to the shareholders by the Board of Directors based on the recommendation of the Company’s Compensation Committee, (1) increases the number of common shares of the Company authorized and reserved for issuance under the Plan by 200,000 shares from 600,000 to 800,000 common shares, including 400,000 common shares that may be granted as awards of restricted stock, restricted stock units and performance shares, (2) strengthens the Plan’s prohibitions on the re-pricing of stock options and stock appreciation rights, as well as prohibitions on certain liberal share counting and share recycling practices, (3) modifies the definition of a “change in control” of the Company under the Plan, and (4) adopts certain other technical modifications to the terms of the Plan. The material terms of the Plan are summarized in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 13, 2012.

The description of the Plan as contained herein is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 1, 2012, for the purpose of considering and voting on the following proposals. The Company’s inspector of elections reported the vote of the Company’s shareholders as follows:

Proposal 1: To elect four (4) directors to three-year terms expiring in 2015.

			Broker
Nominees	For	Withheld	Non-Votes
Lee C. Howley	3,092,358	1,145,306	2,338,891
Daniel E. Klimas	3,024,488	1,213,176	2,338,891
Jeffrey F. Riddell	3,092,709	1,144,955	2,338,891
John W. Schaeffer, M.D.	3,019,622	1,218,042	2,338,891

Each of the nominees was elected.

Proposal 2: To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year.

For	Against	Abstain	Broker Non-Votes
6,098,417	449,922	28,206	—

The proposal passed.

Proposal 3: To approve and adopt the amendment and restatement of the LNB Bancorp, Inc. 2006 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
3,439,629	703,076	94,949	2,338,891

The proposal passed.

Proposal 4: To approve, in a non-binding advisory vote, the Company’s executive compensation program as disclosed in the proxy statement relating to the annual meeting.

For	Against	Abstain	Broker Non-Votes
3,439,603	688,591	112,460	2,338,891

The proposal passed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)

Date: May 3, 2012	By:	/s/ Gary J. Elek
Gary J. Elek Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	LNB Bancorp, Inc. Amended and Restated 2006 Stock Incentive Plan.